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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  April 1, 1999


                         WESTERFED FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)



   Delaware                            0-22772                     81-0487794
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(State or other                 (Commission File No.)            (IRS Employer
 jurisdiction of                                                Identification
 incorporation)                                                      Number)


   110 East Broadway, Missoula, Montana                                 59802
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:               (406) 721-5254
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                                       N/A
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          (Former name or former address, if changed since last report)



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Item 5.           Other Events

                           On April 1, 1999 the Registrant issued the press
                  releases attached as Exhibit 99.6.


Item 7.           Financial Statements and Exhibits

                  (a)      Exhibits

                           99.6     Press releases, dated April 1, 1999





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                                   Signatures



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        WesterFed Financial Corporation


Date:       April 15, 1999              By: /s/ Lyle R. Grimes
     ----------------------------          -------------------------------------
                                           Lyle R. Grimes
                                           President/Chief Executive Officer





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                                Index to Exhibits




                                                                  Sequentially
                                                                  Numbered Page
                                                                 Where Attached
 Exhibit                                                            Exhibits
  Number                                                           are located
  ------                                                          ------------
   99.6             Press Releases dated April 1, 1999                  5